Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter Ended June 30, 2021

Investor Contact

Karen Beyer: (212) 827-4445

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from such statements. For example, forward-looking statements related to financial performance, including exposures, reserves and recoverables, could be affected by the frequency and severity of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by, among other things, competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war, and such other factors identified in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Statement of Operations	2
	- P&C Results - Consecutive Quarters	3
	- Global P&C Results - Consecutive Quarters	4
	- Summary Consolidated Balance Sheets	5
	- Line of Business	6
	- Consolidated Results by Segment	7 - 10

III.	Segment Results
	- North America Commercial P&C Insurance	11
	- North America Personal P&C Insurance	12
	- North America Agricultural Insurance	13
	- Overseas General Insurance	14
	- Global Reinsurance	15
	- Life Insurance	16
	- Corporate	17

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	18
	- Reinsurance Recoverable Analysis	19
	- Investment Portfolio	20 - 23
	- Net Realized and Unrealized Gains (Losses)	24 - 25
	- Debt and Capital	26
	- Computation of Basic and Diluted Earnings Per Share	27
	- Book Value and Book Value per Common Share	28

V.	Other Disclosures
	- Non-GAAP Financial Measures	29 - 35
	- Glossary	36

Chubb Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

	Three months ended June 30			Constant $	Constant $	Six months ended June 30			Constant $	Constant $
	2021	2020	% Change	2020	% Change	2021	2020	% Change	2020	% Change
Gross premiums written	$11,860	$10,040	18.1%	$10,279	15.4%	$22,405	$19,792	13.2%	$20,165	11.1%
Net premiums written	$9,546	$8,355	14.3%	$8,561	11.5%	$18,208	$16,332	11.5%	$16,653	9.3%
P&C net premiums written (1)	$8,931	$7,736	15.5%	$7,922	12.7%	$16,973	$15,068	12.6%	$15,362	10.5%
Net premiums written - Commercial	$6,398	$5,338	19.9%	$5,440	17.6%	$12,105	$10,277	17.8%	$10,451	15.8%
Net premiums written - Consumer	$2,533	$2,398	5.6%	$2,482	2.1%	$4,868	$4,791	1.6%	$4,911	-0.9%
Net premiums earned	$8,813	$8,128	8.4%	$8,347	5.6%	$17,034	$15,922	7.0%	$16,238	4.9%
Net investment income	$884	$827	7.0%	$834	5.9%	$1,747	$1,688	3.5%	$1,698	2.9%
Adjusted net investment income	$945	$865	9.4%	$872	8.3%	$1,875	$1,782	5.2%	$1,792	4.6%
P&C underwriting income (loss)	$1,191	$(929)	NM	$(936)	NM	$1,813	$(151)	NM	$(152)	NM
P&C CAY underwriting income ex Cats	$1,203	$947	27.0%	$972	23.7%	$2,333	$1,844	26.6%	$1,884	23.8%
Core operating income (loss)	$1,621	$(254)	NM	$(254)	NM	$2,763	$966	186.0%	$971	184.6%
Net income (loss)	$2,265	$(331)	NM			$4,565	$(79)	NM
Operating cash flow	$3,122	$1,985				$5,227	$3,697

P&C combined ratio
Loss and loss expense ratio	58.7%	85.2%				61.1%	72.8%
Policy acquisition cost and administrative expense ratio	26.8%	27.1%				27.5%	28.2%

Combined ratio	85.5%	112.3%				88.6%	101.0%

P&C Current Accident Year (CAY) combined ratio ex Catastrophe losses (Cats)
CAY loss and loss expense ratio ex Cats	58.6%	60.4%				57.9%	59.3%
CAY policy acquisition cost and administrative expense ratio ex Cats	26.8%	27.0%				27.4%	28.2%

CAY combined ratio ex Cats	85.4%	87.4%				85.3%	87.5%

Global P&C CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	57.5%	59.3%				57.2%	58.6%
CAY policy acquisition cost and administrative expense ratio ex Cats	27.8%	28.0%				28.1%	28.8%

CAY combined ratio ex Cats	85.3%	87.3%				85.3%	87.4%

ROE	15.2%	-2.5%				15.3%	-0.3%
Core operating return on equity (ROE)	11.5%	-2.0%				9.9%	3.7%
Core operating return on tangible equity (ROTE)	17.7%	-3.2%				15.4%	6.0%

Effective tax rate	12.3%	15.8%				12.5%	206.8%
Core operating effective tax rate	15.8%	15.3%				15.7%	16.5%

Earnings per share (2)
Net income (loss)	$5.06	$(0.73)	NM			$10.13	$(0.17)	NM
Core operating income (loss)	$3.62	$(0.56)	NM			$6.13	$2.13	187.8%

Weighted average basic common shares outstanding	445.1	451.4				447.8	451.6
Weighted average diluted common shares outstanding	448.0	452.8				450.7	453.7

			% Change		% Change
	June 30	March 31	2Q-21 vs.	December 31	2Q-21 vs.
	2021	2021	1Q-21	2020	4Q-20
Book value per common share	$136.90	$131.37	4.2%	$131.88	3.8%
Tangible book value per common share	$91.48	$87.16	5.0%	$87.69	4.3%

(1)

Q2 2021 P&C net premiums written growth was adversely impacted by lower year-over-year large structured transactions written of $241 million, partially offset by the prior year COVID-19 related exposure adjustments of $184 million on in-force policies. Excluding these items, P&C net premiums written increased 16.4% in the quarter and 13.1% YTD.

(2)

In periods where core operating loss and net loss are recognized, inclusion of incremental dilution is anti-dilutive and therefore basic shares are used in the calculation of per share earnings. Refer to page 27 for additional details.

Financial Highlights	Page 1

Chubb Limited

Statement of Operations - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Consolidated Statements of Operations

						YTD	YTD	Full Year
	2Q-21	1Q-21	4Q-20	3Q-20	2Q-20	2021	2020	2020
Gross premiums written	$11,860	$10,545	$10,249	$11,220	$10,040	$22,405	$19,792	$41,261
Net premiums written	9,546	8,662	8,410	9,078	8,355	18,208	16,332	33,820
Net premiums earned	8,813	8,221	8,430	8,765	8,128	17,034	15,922	33,117
Adjusted losses and loss expenses (1)	5,003	5,054	4,810	5,834	6,578	10,057	11,065	21,709
Realized (gains) losses on crop derivatives	(3)	1	(3)	(1)	1	(2)	3	(1)

Losses and loss expenses	5,006	5,053	4,813	5,835	6,577	10,059	11,062	21,710
Adjusted policy benefits (2)	170	163	184	174	183	333	368	726
Gains (losses) from fair value changes in separate account liabilities	(15)	(4)	(50)	(24)	(40)	(19)	16	(58)

Policy benefits	185	167	234	198	223	352	352	784
Policy acquisition costs	1,698	1,665	1,694	1,645	1,593	3,363	3,208	6,547
Administrative expenses	775	744	778	733	727	1,519	1,468	2,979
Adjusted net investment income (3)	945	930	924	900	865	1,875	1,782	3,606
Other (income) expense from private equity partnerships	(39)	(41)	(51)	(32)	(8)	(80)	(32)	(115)
Amortization expense of fair value adjustment on acquired invested assets	(22)	(26)	(26)	(28)	(30)	(48)	(62)	(116)

Net investment income	884	863	847	840	827	1,747	1,688	3,375
Adjusted realized gains (losses) (4)	(36)	888	568	(142)	31	852	(925)	(499)
Realized gains (losses) on crop derivatives	3	(1)	3	1	(1)	2	(3)	1

Net realized gains (losses)	(33)	887	571	(141)	30	854	(928)	(498)
Adjusted interest expense (5)	127	127	131	135	134	254	271	537
Amortization benefit of fair value adjustment on acquired long term debt	(5)	(5)	(5)	(5)	(6)	(10)	(11)	(21)

Interest expense	122	122	126	130	128	244	260	516
Gains (losses) from fair value changes in separate account assets	15	4	50	24	40	19	(16)	58
Net realized gains (losses) related to unconsolidated entities	710	419	506	422	(100)	1,129	(107)	821
Other income (expense) from private equity partnerships	39	41	51	32	8	80	32	115
Other income (expense) - operating	13	26	15	7	(6)	39	(22)	—

Other income (expense)	777	490	622	485	(58)	1,267	(113)	994
Amortization expense of purchased intangibles	73	72	73	72	72	145	145	290
Income tax expense (benefit)	317	338	334	142	(62)	655	153	629

Net income (loss)	$2,265	$2,300	$2,418	$1,194	$(331)	$4,565	$(79)	$3,533

(1)	Adjusted losses and loss expenses used throughout this report includes realized gains and losses on crop derivatives.
(2)	Adjusted policy benefits used throughout this report excludes gains and losses from fair value changes in separate account liabilities.
(3)

Adjusted net investment income used throughout this report excludes Amortization expense of fair value adjustment on acquired invested assets and includes income from private equity partnerships where we hold more than three percent ownership.

(4)	Adjusted realized gains (losses) used throughout this report excludes realized gains and losses on crop derivatives.
(5)	Adjusted interest expense used throughout this report excludes Amortization benefit of fair value adjustment on acquired long term debt.

Statement of Operations	Page 2

Chubb Limited

P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Chubb Limited P&C Underwriting Results

						YTD	YTD	Full Year
	2Q-21	1Q-21	4Q-20	3Q-20	2Q-20	2021	2020	2020
P&C underwriting income (loss) (Including Corporate and excluding Life Insurance)
Gross premiums written	$11,208	$9,890	$9,571	$10,575	$9,387	$21,098	$18,456	$38,602
Net premiums written	8,931	8,042	7,770	8,468	7,736	16,973	15,068	31,306
Net premiums earned	8,208	7,626	7,786	8,166	7,520	15,834	14,683	30,635
Adjusted losses and loss expenses	4,818	4,856	4,642	5,651	6,407	9,674	10,692	20,985
Policy acquisition costs	1,507	1,486	1,479	1,470	1,397	2,993	2,832	5,781
Administrative expenses	692	662	696	653	645	1,354	1,310	2,659

P&C underwriting income (loss)	$1,191	$622	$969	$392	$(929)	$1,813	$(151)	$1,210

P&C CAY underwriting income ex Cats	$1,203	$1,130	$1,059	$1,171	$947	$2,333	$1,844	$4,074

% Change versus prior year period
Net premiums written	15.5%	9.7%	5.4%	5.7%	-0.4%	12.6%	3.9%	4.8%
Net premiums written - Commercial	19.9%	15.6%	10.0%	10.4%	4.2%	17.8%	7.5%	8.9%
Net premiums written - Consumer	5.6%	-2.5%	-3.9%	-4.6%	-9.2%	1.6%	-3.0%	-3.6%
Net premiums earned	9.1%	6.5%	6.3%	5.7%	2.7%	7.8%	5.7%	5.8%

Net premiums written constant $	12.7%	8.1%	5.0%	6.4%	1.4%	10.5%	5.1%	5.4%
Net premiums written - Commercial	17.6%	13.9%	9.5%	10.8%	5.4%	15.8%	8.4%	9.3%
Net premiums written - Consumer	2.1%	-3.9%	-4.0%	-3.3%	-6.6%	-0.9%	-1.3%	-2.5%
Net premiums earned constant $	6.3%	5.1%	6.0%	6.3%	4.6%	5.8%	6.8%	6.5%

P&C combined ratio
Loss and loss expense ratio	58.7%	63.7%	59.6%	69.2%	85.2%	61.1%	72.8%	68.5%
Policy acquisition cost ratio	18.4%	19.5%	19.0%	18.0%	18.5%	18.9%	19.3%	18.9%
Administrative expense ratio	8.4%	8.6%	9.0%	8.0%	8.6%	8.6%	8.9%	8.7%

Combined ratio	85.5%	91.8%	87.6%	95.2%	112.3%	88.6%	101.0%	96.1%

CAY P&C combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	58.6%	57.2%	58.5%	59.7%	60.4%	57.9%	59.3%	59.2%
CAY policy acquisition cost and administrative expense ratio ex Cats	26.8%	28.0%	27.9%	26.0%	27.0%	27.4%	28.2%	27.5%

CAY combined ratio ex Cats	85.4%	85.2%	86.4%	85.7%	87.4%	85.3%	87.5%	86.7%

Other ratios
Net premiums written/gross premiums written	80%	81%	81%	80%	82%	80%	82%	81%

Expense ratio	26.8%	28.1%	28.0%	26.0%	27.1%	27.5%	28.2%	27.6%
Expense ratio excluding A&H	25.1%	26.4%	26.0%	24.0%	25.2%	25.7%	26.3%	25.6%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$8	$(18)	$3	$7	$(20)	$(10)	$(20)	$(10)
Catastrophe losses - pre-tax	$288	$682	$299	$932	$1,781	$970	$2,018	$3,249
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(268)	$(192)	$(206)	$(146)	$75	$(460)	$(43)	$(395)

Impact of catastrophe losses ex COVID-19 on P&C combined ratio - Unfavorable	3.4%	9.1%	3.8%	11.3%	5.8%	6.2%	4.5%	6.1%
Impact of COVID-19 catastrophe losses on P&C combined ratio - Unfavorable	0.0%	0.0%	0.0%	0.0%	18.1%	0.0%	9.3%	4.5%
Impact of catastrophe losses on P&C combined ratio - Unfavorable	3.4%	9.1%	3.8%	11.3%	23.9%	6.2%	13.8%	10.6%
Impact of PPD on P&C combined ratio - Unfavorable (favorable)	-3.3%	-2.5%	-2.6%	-1.8%	1.0%	-2.9%	-0.3%	-1.2%
Impact of Cats and PPD on P&C combined ratio - Unfavorable	0.1%	6.6%	1.2%	9.5%	24.9%	3.3%	13.5%	9.4%

P&C Results	Page 3

Chubb Limited

Global P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 11), North America Personal P&C Insurance segment (refer to page 12), Overseas General Insurance segment (refer to page 14), Global Reinsurance segment (refer to page 15), and Corporate (refer to page 17). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

Global P&C (Including Corporate and excluding Agriculture)

	2Q-21	1Q-21	4Q-20	3Q-20	2Q-20	YTD 2021	YTD 2020	Full Year 2020
Global P&C underwriting income (loss)
Gross premiums written	$10,502	$9,624	$9,259	$9,243	$8,735	$20,126	$17,584	$36,086
Net premiums written	8,419	7,859	7,528	7,482	7,275	16,278	14,450	29,460
Net premiums earned	7,798	7,516	7,405	7,195	7,144	15,314	14,213	28,813
Adjusted losses and loss expenses	4,487	4,771	4,321	4,806	6,094	9,258	10,314	19,441
Policy acquisition costs	1,480	1,474	1,452	1,414	1,368	2,954	2,792	5,658
Administrative expenses	689	659	699	648	642	1,348	1,303	2,650

Global P&C underwriting income (loss)	$1,142	$612	$933	$327	$(960)	$1,754	$(196)	$1,064

Global P&C CAY underwriting income ex Cats	$1,150	$1,114	$1,025	$1,078	$910	$2,264	$1,799	$3,902

% Change versus prior year period
Net premiums written	15.7%	9.5%	6.0%	5.8%	-0.3%	12.6%	3.9%	4.9%
Net premiums earned	9.1%	6.3%	7.3%	6.0%	2.9%	7.8%	5.6%	6.1%

Net premiums written constant $	12.9%	7.9%	5.7%	6.6%	1.6%	10.4%	5.2%	5.7%
Net premiums earned constant $	6.2%	5.0%	6.9%	6.7%	4.9%	5.6%	6.8%	6.8%

Combined ratio
Loss and loss expense ratio	57.5%	63.5%	58.4%	66.8%	85.3%	60.5%	72.6%	67.5%
Policy acquisition cost ratio	19.0%	19.6%	19.6%	19.7%	19.1%	19.2%	19.6%	19.6%
Administrative expense ratio	8.9%	8.8%	9.4%	9.0%	9.0%	8.8%	9.2%	9.2%

Combined ratio	85.4%	91.9%	87.4%	95.5%	113.4%	88.5%	101.4%	96.3%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	57.5%	57.0%	57.0%	56.4%	59.3%	57.2%	58.6%	57.6%
CAY policy acquisition cost and administrative expense ratio ex Cats	27.8%	28.2%	29.1%	28.6%	28.0%	28.1%	28.8%	28.9%

CAY combined ratio ex Cats	85.3%	85.2%	86.1%	85.0%	87.3%	85.3%	87.4%	86.5%

Other ratios
Net premiums written/gross premiums written	80%	82%	81%	81%	83%	81%	82%	82%

Expense ratio	27.9%	28.4%	29.0%	28.7%	28.1%	28.0%	28.8%	28.8%
Expense ratio excluding A&H	26.1%	26.6%	27.2%	26.7%	26.2%	26.4%	26.9%	26.9%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$8	$(18)	$4	$7	$(20)	$(10)	$(20)	$(9)
Catastrophe losses - pre-tax	$284	$674	$288	$922	$1,775	$958	$2,004	$3,214
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(268)	$(190)	$(192)	$(164)	$75	$(458)	$(29)	$(385)

Global P&C	Page 4

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

	June 30	March 31	December 31
	2021	2021	2020
Assets
Fixed maturities available for sale, at fair value	$92,163	$91,071	$90,699
Fixed maturities held to maturity, at amortized cost	10,673	11,132	11,653
Equity securities, at fair value	4,607	4,405	4,027
Short-term investments, at fair value	4,470	3,735	4,345
Other investments	9,457	8,636	7,945

	121,370	118,979	118,669

Cash	1,843	1,684	1,747
Securities lending collateral	2,369	2,076	1,844
Insurance and reinsurance balances receivable	11,720	10,573	10,480
Reinsurance recoverable on losses and loss expenses	15,725	15,914	15,592
Deferred policy acquisition costs	5,605	5,443	5,402
Value of business acquired	255	258	263
Prepaid reinsurance premiums	3,141	2,835	2,769
Goodwill and other intangible assets	21,200	21,161	21,211
Investments in partially-owned insurance companies	2,983	2,871	2,813
Other assets	10,963	10,183	9,984

Total assets	$197,174	$191,977	$190,774

Liabilities
Unpaid losses and loss expenses	$70,289	$69,255	$67,811
Unearned premiums	19,167	18,040	17,652
Future policy benefits	5,930	5,839	5,713
Insurance and reinsurance balances payable	7,525	6,566	6,708
Securities lending payable	2,369	2,076	1,844
Accounts payable, accrued expenses, and other liabilities	15,989	15,456	15,457
Deferred tax liabilities	581	482	892
Long-term debt	14,954	14,879	14,948
Trust preferred securities	308	308	308

Total liabilities	137,112	132,901	131,333

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	58,240	58,118	56,572
Accumulated other comprehensive income (loss) (AOCI)	1,822	958	2,869

Total shareholders’ equity	60,062	59,076	59,441

Total liabilities and shareholders’ equity	$197,174	$191,977	$190,774

Book value per common share	$136.90	$131.37	$131.88
% change over prior quarter	4.2%	-0.4%	5.5%
Tangible book value per common share	$91.48	$87.16	$87.69
% change over prior quarter	5.0%	-0.6%	8.1%

Consol Bal Sheet	Page 5

Chubb Limited

Consolidated Net Premiums Written by Line of Business

(in millions of U.S. dollars)

(Unaudited)

				Constant $	YTD	YTD		Constant $
	2Q-21	2Q-20	% Change	% Change	2021	2020	% Change	% Change
Net premiums written

Commercial multiple peril (1)	$316	$267	18.0%	18.0%	$579	$508	13.9%	13.9%
Commercial casualty	1,609	1,478	8.9%	8.5%	3,258	2,819	15.6%	14.7%
Workers’ compensation	546	467	17.0%	17.0%	1,109	1,053	5.3%	5.3%
Professional liability	1,263	997	26.7%	23.0%	2,353	1,909	23.3%	20.3%
Surety	138	117	18.5%	14.3%	296	267	11.2%	10.7%
Property and other short-tail lines	1,740	1,344	29.5%	24.0%	3,334	2,678	24.5%	20.1%

Total Commercial P&C lines	5,612	4,670	20.2%	17.7%	10,929	9,234	18.4%	16.3%

Agriculture	512	461	11.0%	11.0%	695	618	12.4%	12.4%

Personal automobile	364	353	3.2%	-1.0%	751	794	-5.5%	-6.2%
Personal homeowners	1,025	980	4.5%	3.5%	1,800	1,753	2.6%	1.9%
Personal other	464	402	15.5%	9.0%	932	820	13.6%	8.6%

Total Personal lines	1,853	1,735	6.8%	3.9%	3,483	3,367	3.4%	1.7%

Total Property and Casualty lines	7,977	6,866	16.2%	13.8%	15,107	13,219	14.3%	12.4%

Global A&H lines (2)	951	951	0.1%	-4.2%	1,933	2,018	-4.2%	-7.5%
Reinsurance lines	274	207	32.4%	30.7%	481	425	13.1%	11.7%
Life	344	331	3.8%	-0.6%	687	670	2.5%	-0.3%

Total consolidated	$9,546	$8,355	14.3%	11.5%	$18,208	$16,332	11.5%	9.3%

(1)	Commercial multiple peril represents retail package business (property and general liability).
(2)

For purposes of this schedule only, A&H results from our Combined North America and International businesses, normally included in the Life Insurance and Overseas General Insurance segments, respectively, as well as the A&H results of our North America Commercial P&C segment, are included in Global A&H lines above.

Line of Business	Page 6

Chubb Limited

Consolidated Results - Three months ended June 30, 2021

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q2 2021	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$4,285	$1,363	$512	$2,497	$274	$—	$8,931	$615	$9,546
Net premiums earned	3,803	1,224	410	2,579	192	—	8,208	605	8,813
Adjusted losses and loss expenses	2,426	676	331	1,186	110	89	4,818	185	5,003
Adjusted policy benefits	—	—	—	—	—	—	—	170	170
Policy acquisition costs	489	245	27	699	47	—	1,507	191	1,698
Administrative expenses	245	67	3	279	10	88	692	83	775

Underwriting income (loss)	643	236	49	415	25	(177)	1,191	(24)	1,167
Adjusted net investment income	535	64	8	149	81	7	844	101	945
Other income (expense) - operating	(14)	5	—	(2)	—	(2)	(13)	26	13
Amortization expense of purchased intangibles	—	(3)	(6)	(13)	—	(50)	(72)	(1)	(73)

Segment income (loss)	$1,164	$302	$51	$549	$106	$(222)	$1,950	$102	$2,052

Adjusted interest expense						(127)			(127)
Income tax expense						(304)			(304)

Core operating income (loss)						(653)			1,621
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $3 million tax benefit						(14)			(14)
Adjusted net realized gains (losses), net of $16 million tax (1)						658			658

Net income (loss)						$(9)			$2,265

Combined ratio	83.1%	80.7%	88.1%	83.9%	86.6%		85.5%
CAY combined ratio ex Cats	82.9%	79.2%	87.1%	88.4%	81.2%		85.4%

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results - QTD 2021	Page 7

Chubb Limited

Consolidated Results - Six months ended June 30, 2021

(in millions of U.S. dollars, except ratios)

(Unaudited)

YTD 2021	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$7,949	$2,461	$695	$5,387	$481	$—	$16,973	$1,235	$18,208
Net premiums earned	7,477	2,408	520	5,057	372	—	15,834	1,200	17,034
Adjusted losses and loss expenses	4,986	1,495	416	2,449	230	98	9,674	383	10,057
Adjusted policy benefits	—	—	—	—	—	—	—	333	333
Policy acquisition costs	1,003	492	39	1,367	92	—	2,993	370	3,363
Administrative expenses	499	127	6	545	18	159	1,354	165	1,519

Underwriting income (loss)	989	294	59	696	32	(257)	1,813	(51)	1,762
Adjusted net investment income	1,075	129	15	290	151	16	1,676	199	1,875
Other income (expense) - operating	(16)	4	—	(3)	—	(6)	(21)	60	39
Amortization expense of purchased intangibles	—	(6)	(13)	(25)	—	(99)	(143)	(2)	(145)

Segment income (loss)	$2,048	$421	$61	$958	$183	$(346)	$3,325	$206	$3,531

Adjusted interest expense						(254)			(254)
Income tax expense						(514)			(514)

Core operating income (loss)						(1,114)			2,763
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $8 million tax benefit						(30)			(30)
Adjusted net realized gains (losses), net of $149 million tax (1)						1,832			1,832

Net income (loss)						$688			$4,565

Combined ratio	86.8%	87.8%	88.7%	86.2%	91.3%		88.6%
CAY combined ratio ex Cats	83.6%	78.9%	86.6%	88.1%	79.6%		85.3%

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results - YTD 2021	Page 8

Chubb Limited

Consolidated Results - Three months ended June 30, 2020

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North	North	North
	America	America	America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global		Total	Life	Total
Q2 2020	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated
Net premiums written	$3,720	$1,327	$461	$2,021	$207	$—	$7,736	$619	$8,355
Net premiums earned	3,595	1,192	376	2,194	163	—	7,520	608	8,128
Adjusted losses and loss expenses	3,498	762	313	1,485	73	276	6,407	171	6,578
Adjusted policy benefits	—	—	—	—	—	—	—	183	183
Policy acquisition costs	471	231	29	624	42	—	1,397	196	1,593
Administrative expenses	249	66	3	241	9	77	645	82	727

Underwriting income (loss)	(623)	133	31	(156)	39	(353)	(929)	(24)	(953)
Adjusted net investment income	509	65	7	121	60	8	770	95	865
Other income (expense) - operating	(6)	(1)	(1)	(5)	(1)	(9)	(23)	17	(6)
Amortization expense of purchased intangibles	—	(3)	(6)	(11)	—	(51)	(71)	(1)	(72)

Segment income (loss)	$(120)	$194	$31	$(51)	$98	$(405)	$(253)	$87	$(166)

Adjusted interest expense						(134)			(134)
Income tax benefit						46			46

Core operating loss						(493)			(254)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $5 million tax benefit						(19)			(19)
Adjusted net realized gains (losses), net of $11 million tax benefit (1)						(58)			(58)

Net loss						$(570)			$(331)

Combined ratio	117.3%	88.8%	91.8%	107.1%	76.6%		112.3%
CAY combined ratio ex Cats	86.0%	79.6%	90.2%	90.7%	78.2%		87.4%

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results - QTD 2020	Page 9

Chubb Limited

Consolidated Results - Six months ended June 30, 2020

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North	North	North
	America	America	America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global		Total	Life	Total
YTD 2020	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated
Net premiums written	$6,972	$2,434	$618	$4,619	$425	$—	$15,068	$1,264	$16,332
Net premiums earned	6,971	2,392	470	4,501	349	—	14,683	1,239	15,922
Adjusted losses and loss expenses	5,679	1,445	378	2,743	160	287	10,692	373	11,065
Adjusted policy benefits	—	—	—	—	—	—	—	368	368
Policy acquisition costs	963	476	40	1,266	87	—	2,832	376	3,208
Administrative expenses	508	134	7	499	19	143	1,310	158	1,468

Underwriting income (loss)	(179)	337	45	(7)	83	(430)	(151)	(36)	(187)
Adjusted net investment income	1,034	131	16	266	129	16	1,592	190	1,782
Other income (expense) - operating	(12)	(3)	(1)	(9)	(1)	(25)	(51)	29	(22)
Amortization expense of purchased intangibles	—	(6)	(13)	(23)	—	(101)	(143)	(2)	(145)

Segment income (loss)	$843	$459	$47	$227	$211	$(540)	$1,247	$181	$1,428

Adjusted interest expense						(271)			(271)
Income tax expense						(191)			(191)

Core operating income (loss)						(1,002)			966
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $10 million tax benefit						(41)			(41)
Adjusted net realized gains (losses), net of $28 million tax benefit (1)						(1,004)			(1,004)

Net loss						$(2,047)			$(79)

Combined ratio	102.6%	85.9%	90.4%	100.2%	76.3%		101.0%
CAY combined ratio ex Cats	86.2%	80.4%	90.4%	90.2%	79.2%		87.5%

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results - YTD 2020	Page 10

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

						YTD	YTD	Full Year
	2Q-21	1Q-21	4Q-20	3Q-20	2Q-20	2021	2020	2020
Gross premiums written	$5,456	$4,545	$4,780	$4,841	$4,401	$10,001	$8,612	$18,233
Net premiums written	4,285	3,664	3,724	3,778	3,720	7,949	6,972	14,474
Net premiums earned	3,803	3,674	3,537	3,456	3,595	7,477	6,971	13,964
Losses and loss expenses	2,426	2,560	2,006	2,444	3,498	4,986	5,679	10,129
Policy acquisition costs	489	514	490	489	471	1,003	963	1,942
Administrative expenses	245	254	255	243	249	499	508	1,006

Underwriting income (loss)	643	346	786	280	(623)	989	(179)	887
Adjusted net investment income	535	540	517	510	509	1,075	1,034	2,061
Other income (expense) - operating	(14)	(2)	(4)	(7)	(6)	(16)	(12)	(23)

Segment income (loss)	$1,164	$884	$1,299	$783	$(120)	$2,048	$843	$2,925

CAY underwriting income ex Cats	$652	$581	$568	$527	$504	$1,233	$961	$2,056

Combined ratio
Loss and loss expense ratio	63.8%	69.7%	56.7%	70.7%	97.3%	66.7%	81.5%	72.5%
Policy acquisition cost ratio	12.9%	14.0%	13.9%	14.2%	13.1%	13.4%	13.8%	14.0%
Administrative expense ratio	6.4%	6.9%	7.2%	7.0%	6.9%	6.7%	7.3%	7.2%

Combined ratio	83.1%	90.6%	77.8%	91.9%	117.3%	86.8%	102.6%	93.7%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	63.7%	63.4%	62.8%	63.8%	66.1%	63.6%	65.2%	64.2%
CAY policy acquisition cost and administrative expense ratio ex Cats	19.2%	20.8%	21.1%	21.1%	19.9%	20.0%	21.0%	21.1%

CAY combined ratio ex Cats	82.9%	84.2%	83.9%	84.9%	86.0%	83.6%	86.2%	85.3%

Catastrophe reinstatement premiums expensed - pre-tax	$—	$—	$—	$—	$(3)	$—	$(3)	$(3)
Catastrophe losses - pre-tax	$165	$362	$33	$447	$1,270	$527	$1,388	$1,868
Favorable prior period development (PPD) - pre-tax	$(156)	$(127)	$(251)	$(200)	$(146)	$(283)	$(251)	$(702)

% Change versus prior year period
Net premiums written (1)	15.2%	12.7%	8.3%	9.4%	5.3%	14.0%	7.5%	8.2%
Net premiums written - Commercial	16.3%	14.7%	10.0%	11.2%	6.9%	15.6%	8.6%	9.6%
Net premiums written - Consumer	-8.9%	-18.5%	-19.1%	-18.1%	-20.3%	-14.1%	-8.9%	-13.8%
Net premiums earned	5.8%	8.8%	8.4%	8.5%	6.1%	7.3%	7.7%	8.1%

Other ratios
Net premiums written/gross premiums written	79%	81%	78%	78%	85%	79%	81%	79%

Production by Size - Net premiums written (2)
Major Accounts & Specialty	$2,622	$2,140	$2,229	$2,294	$2,350	$4,762	$4,224	$8,747
Commercial	1,663	1,524	1,495	1,484	1,370	3,187	2,748	5,727

Total	$4,285	$3,664	$3,724	$3,778	$3,720	$7,949	$6,972	$14,474

(1)

Q2 2021 net premiums written growth was adversely impacted by lower year-over-year large structured transactions written of $241 million, partially offset by the prior year COVID-19 related exposure adjustments of $160 million on in-force policies. Excluding these items, net premiums written increased 18.0% in the quarter and 15.5% YTD.

(2)	Major Accounts & Specialty: large corporate accounts and wholesale business. Commercial: principally middle market and small commercial accounts.

NA Commercial	Page 11

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance

						YTD	YTD	Full Year
	2Q-21	1Q-21	4Q-20	3Q-20	2Q-20	2021	2020	2020
Gross premiums written	$1,544	$1,275	$1,348	$1,448	$1,511	$2,819	$2,776	$5,572
Net premiums written	1,363	1,098	1,201	1,285	1,327	2,461	2,434	4,920
Net premiums earned	1,224	1,184	1,243	1,231	1,192	2,408	2,392	4,866
Losses and loss expenses	676	819	781	961	762	1,495	1,445	3,187
Policy acquisition costs	245	247	250	248	231	492	476	974
Administrative expenses	67	60	71	65	66	127	134	270

Underwriting income (loss)	236	58	141	(43)	133	294	337	435
Net investment income	64	65	65	64	65	129	131	260
Other income (expense) - operating	5	(1)	(1)	(1)	(1)	4	(3)	(5)
Amortization expense of purchased intangibles	(3)	(3)	(3)	(2)	(3)	(6)	(6)	(11)

Segment income	$302	$119	$202	$18	$194	$421	$459	$679

CAY underwriting income ex Cats	$253	$258	$254	$310	$242	$511	$468	$1,032

Combined ratio
Loss and loss expense ratio	55.2%	69.2%	62.8%	78.1%	63.8%	62.1%	60.4%	65.5%
Policy acquisition cost ratio	20.0%	20.9%	20.1%	20.1%	19.4%	20.4%	19.9%	20.0%
Administrative expense ratio	5.5%	5.0%	5.7%	5.3%	5.6%	5.3%	5.6%	5.6%

Combined ratio	80.7%	95.1%	88.6%	103.5%	88.8%	87.8%	85.9%	91.1%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	53.6%	53.2%	53.4%	49.2%	54.7%	53.4%	54.9%	53.1%
CAY policy acquisition cost and administrative expense ratio ex Cats	25.6%	25.4%	25.9%	25.6%	24.9%	25.5%	25.5%	25.6%

CAY combined ratio ex Cats	79.2%	78.6%	79.3%	74.8%	79.6%	78.9%	80.4%	78.7%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$7	$(23)	$—	$—	$(1)	$(16)	$(1)	$(1)
Catastrophe losses - pre-tax	$68	$217	$98	$305	$109	$285	$130	$533
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(44)	$(40)	$15	$48	$(1)	$(84)	$—	$63

% Change versus prior year period
Net premiums written	2.6%	-0.8%	2.5%	2.8%	1.4%	1.1%	2.9%	2.8%

Net premiums earned	2.7%	-1.3%	4.9%	3.8%	2.1%	0.7%	3.0%	3.7%
Other ratios
Net premiums written/gross premiums written	88%	86%	89%	89%	88%	87%	88%	88%

NA Personal	Page 12

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance

						YTD	YTD	Full Year
	2Q-21	1Q-21	4Q-20	3Q-20	2Q-20	2021	2020	2020
Gross premiums written	$706	$266	$312	$1,332	$652	$972	$872	$2,516
Net premiums written	512	183	242	986	461	695	618	1,846
Net premiums earned	410	110	381	971	376	520	470	1,822
Adjusted losses and loss expenses (1)	331	85	321	845	313	416	378	1,544
Policy acquisition costs	27	12	27	56	29	39	40	123
Administrative expenses	3	3	(3)	5	3	6	7	9

Underwriting income	49	10	36	65	31	59	45	146
Net investment income	8	7	7	7	7	15	16	30
Other income (expense) - operating	—	—	—	—	(1)	—	(1)	(1)
Amortization expense of purchased intangibles	(6)	(7)	(7)	(7)	(6)	(13)	(13)	(27)

Segment income	$51	$10	$36	$65	$31	$61	$47	$148

CAY underwriting income ex Cats	$53	$16	$34	$93	$37	$69	$45	$172

Combined ratio
Loss and loss expense ratio	80.7%	77.5%	84.1%	87.1%	83.1%	80.0%	80.4%	84.7%
Policy acquisition cost ratio	6.7%	10.7%	7.0%	5.8%	7.8%	7.6%	8.5%	6.8%
Administrative expense ratio	0.7%	2.7%	-0.6%	0.4%	0.9%	1.1%	1.5%	0.5%

Combined ratio	88.1%	90.9%	90.5%	93.3%	91.8%	88.7%	90.4%	92.0%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	79.7%	71.2%	86.3%	84.2%	81.5%	77.9%	80.4%	83.7%
CAY policy acquisition cost and administrative expense ratio ex Cats	7.4%	13.5%	4.8%	6.2%	8.7%	8.7%	10.0%	6.8%

CAY combined ratio ex Cats	87.1%	84.7%	91.1%	90.4%	90.2%	86.6%	90.4%	90.5%

Catastrophe reinstatement premiums expensed - pre-tax	$—	$—	$(1)	$—	$—	$—	$—	$(1)
Catastrophe losses - pre-tax	$4	$8	$11	$10	$6	$12	$14	$35
Unfavorable (favorable) prior period development (PPD) - pre-tax	$—	$(2)	$(14)	$18	$—	$(2)	$(14)	$(10)

% Change versus prior year period
Net premiums written	11.0%	16.5%	-12.2%	5.0%	-1.1%	12.4%	3.8%	2.0%
Net premiums earned	8.9%	16.7%	-9.4%	3.2%	-0.5%	10.5%	8.6%	1.5%

Other ratios
Net premiums written/gross premiums written	72%	69%	78%	74%	71%	71%	71%	73%

(1)	Includes Realized gains (losses) on crop derivatives.

NA Agriculture	Page 13

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance

						YTD	YTD	Full Year
	2Q-21	1Q-21	4Q-20	3Q-20	2Q-20	2021	2020	2020
Gross premiums written	$3,166	$3,574	$3,001	$2,756	$2,561	$6,740	$5,692	$11,449
Net premiums written	2,497	2,890	2,478	2,238	2,021	5,387	4,619	9,335
Net premiums earned	2,579	2,478	2,447	2,337	2,194	5,057	4,501	9,285
Losses and loss expenses	1,186	1,263	1,320	1,192	1,485	2,449	2,743	5,255
Policy acquisition costs	699	668	665	637	624	1,367	1,266	2,568
Administrative expenses	279	266	275	260	241	545	499	1,034

Underwriting income (loss)	415	281	187	248	(156)	696	(7)	428
Adjusted net investment income	149	141	138	130	121	290	266	534
Other income (expense) - operating	(2)	(1)	(3)	(1)	(5)	(3)	(9)	(13)
Amortization expense of purchased intangibles	(13)	(12)	(12)	(10)	(11)	(25)	(23)	(45)

Segment income (loss)	$549	$409	$310	$367	$(51)	$958	$227	$904

CAY underwriting income ex Cats	$299	$306	$258	$283	$207	$605	$442	$983

Combined ratio
Loss and loss expense ratio	46.0%	51.0%	53.9%	51.0%	67.7%	48.4%	61.0%	56.6%
Policy acquisition cost ratio	27.1%	27.0%	27.2%	27.3%	28.4%	27.0%	28.1%	27.7%
Administrative expense ratio	10.8%	10.7%	11.3%	11.1%	11.0%	10.8%	11.1%	11.1%

Combined ratio	83.9%	88.7%	92.4%	89.4%	107.1%	86.2%	100.2%	95.4%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	50.6%	49.9%	51.0%	49.5%	51.6%	50.3%	51.2%	50.7%
CAY policy acquisition cost and administrative expense ratio ex Cats	37.8%	37.7%	38.5%	38.4%	39.1%	37.8%	39.0%	38.7%

CAY combined ratio ex Cats	88.4%	87.6%	89.5%	87.9%	90.7%	88.1%	90.2%	89.4%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$—	$—	$1	$—	$(16)	$—	$(16)	$(15)
Catastrophe losses - pre-tax	$40	$50	$122	$95	$383	$90	$473	$690
Favorable prior period development (PPD) - pre-tax	$(156)	$(25)	$(50)	$(60)	$(36)	$(181)	$(40)	$(150)

% Change versus prior year period
Net premiums written	23.6%	11.2%	4.1%	0.5%	-10.5%	16.6%	-0.7%	0.8%
Net premiums written - Commercial	32.4%	20.3%	14.2%	10.4%	-1.6%	25.4%	5.8%	9.1%
Net premiums written - Consumer	12.8%	-1.3%	-8.0%	-10.9%	-19.6%	5.1%	-8.3%	-8.9%
Net premiums earned	17.6%	7.4%	7.0%	3.6%	-1.5%	12.4%	3.7%	4.5%

Net premiums written constant $	15.0%	7.1%	3.3%	2.8%	-5.1%	10.6%	2.7%	2.9%
Net premiums written - Commercial	23.4%	15.2%	12.6%	12.2%	3.5%	18.8%	9.1%	10.8%
Net premiums written - Consumer	4.6%	-4.2%	-8.1%	-8.1%	-14.0%	-0.1%	-4.7%	-6.4%
Net premiums earned constant $	9.1%	3.7%	6.0%	5.7%	4.2%	6.4%	7.4%	6.6%

Other ratios: Net premiums written/gross premiums written	79%	81%	83%	81%	79%	80%	81%	82%

Production by Region - Net premiums written	2Q-21	2Q-20	% Change	Constant $ % Change	YTD 2021	YTD 2020	% Change	Constant $ % Change
Europe, Middle East and Africa	$1,188	$879	35.2%	25.6%	$2,739	$2,156	27.1%	18.7%
Latin America	451	389	16.3%	8.2%	988	972	1.7%	1.4%
Asia	825	721	14.4%	6.7%	1,586	1,409	12.5%	5.7%
Other (1)	33	32	1.9%	-6.5%	74	82	-10.3%	-15.5%

Total	$2,497	$2,021	23.6%	15.0%	$5,387	$4,619	16.6%	10.6%

(1)	Includes the company’s international supplemental A&H business of Combined Insurance and other international operations.

Overseas General Insurance	Page 14

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance

						YTD	YTD	Full Year
	2Q-21	1Q-21	4Q-20	3Q-20	2Q-20	2021	2020	2020
Gross premiums written	$336	$230	$130	$198	$262	$566	$504	$832
Net premiums written	274	207	125	181	207	481	425	731
Net premiums earned	192	180	178	171	163	372	349	698
Losses and loss expenses	110	120	121	154	73	230	160	435
Policy acquisition costs	47	45	47	40	42	92	87	174
Administrative expenses	10	8	9	9	9	18	19	37

Underwriting income (loss)	25	7	1	(32)	39	32	83	52
Adjusted net investment income	81	70	93	85	60	151	129	307
Other income (expense) - operating	—	—	(1)	—	(1)	—	(1)	(2)

Segment income	$106	$77	$93	$53	$98	$183	$211	$357

CAY underwriting income ex Cats	$35	$40	$33	$30	$36	$75	$73	$136

Combined ratio
Loss and loss expense ratio	56.8%	66.9%	68.3%	89.6%	45.5%	61.7%	46.0%	62.3%
Policy acquisition cost ratio	24.7%	24.9%	25.9%	23.5%	25.5%	24.8%	25.0%	24.9%
Administrative expense ratio	5.1%	4.6%	5.4%	5.2%	5.6%	4.8%	5.3%	5.3%

Combined ratio	86.6%	96.4%	99.6%	118.3%	76.6%	91.3%	76.3%	92.5%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	50.9%	48.3%	49.3%	49.7%	46.8%	49.6%	48.7%	49.1%
CAY policy acquisition cost and administrative expense ratio ex Cats	30.3%	29.7%	32.0%	31.1%	31.4%	30.0%	30.5%	31.0%

CAY combined ratio ex Cats	81.2%	78.0%	81.3%	80.8%	78.2%	79.6%	79.2%	80.1%

Catastrophe reinstatement premiums collected - pre-tax	$1	$5	$3	$7	$—	$6	$—	$10
Catastrophe losses - pre-tax	$11	$45	$35	$75	$13	$56	$13	$123

Favorable prior period development (PPD) - pre-tax	$—	$(7)	$—	$(6)	$(16)	$(7)	$(23)	$(29)

% Change versus prior year period
Net premiums written as reported	32.4%	-5.1%	14.4%	28.4%	4.6%	13.1%	6.5%	12.6%
Net premiums earned as reported	17.8%	-3.3%	6.5%	6.7%	2.9%	6.6%	6.8%	6.7%

Net premiums written constant $	30.7%	-6.2%	12.9%	27.2%	4.9%	11.7%	6.4%	12.1%
Net premiums earned constant $	15.1%	-4.3%	5.1%	5.4%	4.0%	4.8%	7.2%	6.2%

Other ratios
Net premiums written/gross premiums written	81%	90%	96%	91%	79%	85%	84%	88%

Global Reinsurance	Page 15

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance

						YTD	YTD	Full Year
	2Q-21	1Q-21	4Q-20	3Q-20	2Q-20	2021	2020	2020
Gross premiums written	$652	$655	$678	$645	$653	$1,307	$1,336	$2,659
Net premiums written	615	620	640	610	619	1,235	1,264	2,514
Net premiums earned	605	595	644	599	608	1,200	1,239	2,482
Losses and loss expenses	185	198	168	183	171	383	373	724
Adjusted policy benefits	170	163	184	174	183	333	368	726
Policy acquisition costs	191	179	215	175	196	370	376	766
Administrative expenses	83	82	82	80	82	165	158	320
Net investment income	101	98	100	95	95	199	190	385

Life Insurance underwriting income (1)	77	71	95	82	71	148	154	331
Other income (expense) - operating	26	34	22	23	17	60	29	74
Amortization expense of purchased intangibles	(1)	(1)	(1)	(1)	(1)	(2)	(2)	(4)

Segment income	$102	$104	$116	$104	$87	$206	$181	$401

% Change versus prior year period
Net premiums written	-0.7%	-3.8%	3.0%	-0.4%	7.0%	-2.3%	9.2%	5.1%
Net premiums earned	-0.4%	-5.7%	5.0%	0.0%	6.5%	-3.1%	9.5%	5.9%

Net premiums written constant $	-4.0%	-4.7%	3.1%	0.2%	8.5%	-4.3%	9.9%	5.6%
Net premiums earned constant $	-3.7%	-6.7%	5.2%	0.7%	8.0%	-5.2%	10.2%	6.5%

(1)   We assess the performance of our Life Insurance business based on Life Insurance underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.

International life insurance net premiums written and deposits breakdown (excludes Combined North America and Life reinsurance businesses):

				Constant $	YTD	YTD		Constant $
	2Q-21	2Q-20	% Change	% Change	2021	2020	% Change	% Change
International life insurance net premiums written	$324	$290	11.6%	6.3%	$648	$585	10.7%	7.2%
International life insurance deposits (2)	605	309	95.8%	86.9%	1,156	752	53.7%	45.7%

Total international life insurance net premiums written and deposits	$929	$599	55.0%	47.8%	$1,804	$1,337	34.9%	29.1%

International life insurance segment income	$35	$37	-6.2%	-6.8%	$87	$82	5.8%	4.8%

(2)

Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life Insurance	Page 16

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Corporate

						YTD	YTD	Full Year
	2Q-21	1Q-21	4Q-20	3Q-20	2Q-20	2021	2020	2020
Gross premiums written	$—	$—	$—	$—	$—	$—	$—	$—
Net premiums written	—	—	—	—	—	—	—	—
Net premiums earned	—	—	—	—	—	—	—	—
Losses and loss expenses (1)	89	9	93	55	276	98	287	435
Policy acquisition costs	—	—	—	—	—	—	—	—
Administrative expenses	88	71	89	71	77	159	143	303

Underwriting loss	(177)	(80)	(182)	(126)	(353)	(257)	(430)	(738)
Adjusted net investment income	7	9	4	9	8	16	16	29
Other income (expense) - operating	(2)	(4)	2	(7)	(9)	(6)	(25)	(30)
Adjusted interest expense	(127)	(127)	(131)	(135)	(134)	(254)	(271)	(537)
Amortization expense of purchased intangibles	(50)	(49)	(50)	(52)	(51)	(99)	(101)	(203)
Income tax (expense) benefit	(304)	(210)	(259)	(172)	46	(514)	(191)	(622)

Core operating loss	(653)	(461)	(616)	(483)	(493)	(1,114)	(1,002)	(2,101)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(14)	(16)	(18)	(19)	(19)	(30)	(41)	(78)

Adjusted net realized gains (losses), net of tax (2)	658	1,174	996	306	(58)	1,832	(1,004)	298

Net income (loss)	$(9)	$697	$362	$(196)	$(570)	$688	$(2,047)	$(1,881)

Unfavorable prior period development (PPD) - pre-tax	$88	$9	$94	$54	$274	$97	$285	$433

(1)

Q2 and YTD 2021 includes $68 million of unfavorable PPD for legacy exposures for molestation claims, compared with $254 million prior year. Excluded from this amount is $5 million recorded in the North America Commercial P&C Insurance segment in Q2 and YTD 2020.

(2)	Includes Net realized gains (losses) related to unconsolidated entities.

Corporate	Page 17

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio
Balance at December 31, 2019	$62,690	$14,181	$48,509
Losses and loss expenses incurred	5,569	1,084	4,485
Losses and loss expenses paid	(5,345)	(1,090)	(4,255)	95%
Other (incl. foreign exch. revaluation)	(700)	(135)	(565)

Balance at March 31, 2020	$62,214	$14,040	$48,174
Losses and loss expenses incurred	7,825	1,248	6,577
Losses and loss expenses paid	(4,874)	(1,024)	(3,850)	59%
Other (incl. foreign exch. revaluation)	534	97	437

Balance at June 30, 2020	$65,699	$14,361	$51,338
Losses and loss expenses incurred	7,288	1,453	5,835
Losses and loss expenses paid	(5,342)	(1,084)	(4,258)	73%
Other (incl. foreign exch. revaluation)	260	37	223

Balance at September 30, 2020	$67,905	$14,767	$53,138
Losses and loss expenses incurred	6,029	1,216	4,813
Losses and loss expenses paid	(6,492)	(1,421)	(5,071)	105%
Other (incl. foreign exch. revaluation)	369	85	284

Balance at December 31, 2020	$67,811	$14,647	$53,164
Losses and loss expenses incurred	6,467	1,414	5,053
Losses and loss expenses paid	(5,100)	(1,207)	(3,893)	77%
Other (incl. foreign exch. revaluation)	77	6	71

Balance at March 31, 2021	$69,255	$14,860	$54,395
Losses and loss expenses incurred	5,898	892	5,006
Losses and loss expenses paid	(5,100)	(1,107)	(3,993)	80%
Other (incl. foreign exch. revaluation)	236	76	160

Balance at June 30, 2021	$70,289	$14,721	$55,568
Add net recoverable on paid losses	—	1,004	(1,004)

Balance including net recoverable on paid losses	$70,289	$15,725	$54,564

Loss Reserve Rollforward	Page 18

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division

	June 30	March 31	December 31
	2021	2021	2020
Reinsurance recoverable on paid losses and loss expenses
Active operations	$885	$915	$789
Brandywine and Other Run-off	176	198	213

Total	$1,061	$1,113	$1,002

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$13,707	$13,868	$13,629
Brandywine and Other Run-off	1,279	1,250	1,275

Total	$14,986	$15,118	$14,904

Gross reinsurance recoverable
Active operations	$14,592	$14,783	$14,418
Brandywine and Other Run-off	1,455	1,448	1,488

Total	$16,047	$16,231	$15,906

Provision for uncollectible reinsurance (1)
Active operations	$(187)	$(181)	$(178)
Brandywine and Other Run-off	(135)	(136)	(136)

Total	$(322)	$(317)	$(314)

Net reinsurance recoverable
Active operations	$14,405	$14,602	$14,240
Brandywine and Other Run-off	1,320	1,312	1,352

Total	$15,725	$15,914	$15,592

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $3.5 billion.

Reinsurance Recoverable	Page 19

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	June 30		March 31		December 31
	2021		2021		2020
Market Value
Fixed maturities available for sale	$92,163		$91,071		$90,699
Fixed maturities held to maturity	11,343		11,752		12,510
Short-term investments	4,470		3,735		4,345

Total fixed maturities	$107,976		$106,558		$107,554

Asset Allocation by Market Value
U.S. Treasury / Agency	$3,560	3%	$3,724	3%	$4,122	4%
Corporate and asset-backed securities	39,889	37%	38,711	36%	38,769	36%
Mortgage-backed securities	21,445	20%	21,434	20%	20,616	19%
Municipal	10,834	10%	11,437	11%	11,943	11%
Non-U.S.	27,778	26%	27,517	26%	27,759	26%
Short-term investments	4,470	4%	3,735	4%	4,345	4%

Total fixed maturities	$107,976	100%	$106,558	100%	$107,554	100%

Credit Quality by Market Value
AAA	$16,274	15%	$15,462	15%	$15,622	15%
AA	35,412	33%	35,930	33%	36,125	33%
A	19,720	18%	19,420	18%	19,712	18%
BBB	17,479	16%	17,214	16%	17,542	16%
BB	9,495	9%	9,308	9%	9,699	9%
B	9,004	8%	8,646	8%	8,267	8%
Other	592	1%	578	1%	587	1%

Total fixed maturities	$107,976	100%	$106,558	100%	$107,554	100%

Cost/Amortized Cost, net
Fixed maturities available for sale	$88,254		$87,858		$85,168
Fixed maturities held to maturity	10,673		11,132		11,653
Short-term investments	4,471		3,736		4,349

Subtotal fixed maturities (1)	103,398		102,726		101,170
Equity securities	4,607		4,405		4,027
Other investments	9,457		8,636		7,945

Total investment portfolio	$117,462		$115,767		$113,142

Avg. duration of fixed maturities	4.2 years		4.3 years		4.0 years
Avg. market yield of fixed maturities	2.0%		2.1%		1.7%
Avg. credit quality	A/Aa		A/Aa		A/Aa
Avg. yield on invested assets (2)	3.2%		3.2%		3.3%

(1)	Net of valuation allowance for expected credit losses.
(2)	Calculated using adjusted net investment income.

Investments	Page 20

Chubb Limited

Investment Portfolio - 2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Market Value at June 30, 2021
Agency residential mortgage-backed securities (RMBS)	$99	$17,605	$—	$—	$—	$17,704
Non-agency RMBS	236	38	72	26	8	380
Commercial mortgage-backed securities	2,915	269	155	16	6	3,361

Total mortgage-backed securities at market value	$3,250	$17,912	$227	$42	$14	$21,445

U.S. Corporate and Asset-backed Fixed Income Portfolios Market Value at June 30, 2021
		S&P Credit Rating
		Investment Grade
		AAA	AA	A	BBB	Total
Asset-backed		$4,082	$700	$28	$35	$4,845
Banks		—	9	1,834	2,097	3,940
Basic Materials		—	—	101	232	333
Communications		—	218	438	1,549	2,205
Consumer, Cyclical		—	222	567	836	1,625
Consumer, Non-Cyclical		60	581	1,905	1,872	4,418
Diversified Financial Services		8	203	380	345	936
Energy		—	106	192	754	1,052
Industrial		—	13	991	906	1,910
Utilities		—	3	1,100	582	1,685
All Others		241	604	1,522	1,229	3,596

Total		$4,391	$2,659	$9,058	$10,437	$26,545

Market Value at June 30, 2021
			S&P Credit Rating
			Below Investment Grade
			BB	B	CCC	Total
Asset-backed			$16	$4	$2	$22
Banks			—	—	—	—
Basic Materials			342	185	10	537
Communications			829	961	78	1,868
Consumer, Cyclical			1,100	1,189	129	2,418
Consumer, Non-Cyclical			1,145	1,568	79	2,792
Diversified Financial Services			208	192	5	405
Energy			826	420	9	1,255
Industrial			595	916	21	1,532
Utilities			395	44	1	440
All Others			860	1,176	39	2,075

Total			$6,316	$6,655	$373	$13,344

Investments 2	Page 21

Chubb Limited

Investment Portfolio - 3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

June 30, 2021

Non-U.S. Government Securities

	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Republic of Korea	$—	$1,050	$—	$—	$—	$1,050
Canada	1,035	—	—	—	—	1,035
United Kingdom	—	824	—	—	—	824
Province of Ontario	—	—	714	—	—	714
Kingdom of Thailand	—	—	632	—	—	632
United Mexican States	—	—	—	571	—	571
Federative Republic of Brazil	—	—	—	—	555	555
Province of Quebec	—	470	—	—	—	470
Commonwealth of Australia	436	—	1	—	—	437
Socialist Republic of Vietnam	—	—	—	—	426	426
Other Non-U.S. Government Securities	581	1,978	1,299	785	1,091	5,734

Total	$2,052	$4,322	$2,646	$1,356	$2,072	$12,448

Non-U.S. Corporate Securities

	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$64	$41	$863	$1,070	$520	$2,558
Canada	79	157	542	612	450	1,840
France	8	47	634	479	74	1,242
United States (1)	—	—	208	278	675	1,161
Australia	72	178	329	303	25	907
Japan	—	2	622	67	—	691
Germany	83	37	118	301	69	608
Switzerland	54	7	307	184	40	592
Netherlands	43	7	227	132	130	539
China	—	7	294	111	69	481
Other Non-U.S. Corporate Securities	384	319	1,021	1,703	1,284	4,711

Total	$787	$802	$5,165	$5,240	$3,336	$15,330

(1)	Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 22

Chubb Limited

Investment Portfolio - 4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	June 30, 2021	Market Value	Rating
1	Wells Fargo & Co	$726	BBB+
2	Bank of America Corp	657	A-
3	JP Morgan Chase & Co	615	A-
4	Comcast Corp	507	A-
5	Verizon Communications Inc	489	BBB+
6	Morgan Stanley	474	BBB+
7	AT&T Inc	430	BBB
8	Citigroup Inc	419	BBB+
9	HSBC Holdings Plc	393	A-
10	Goldman Sachs Group Inc	379	BBB+

Investments 4	Page 23

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended June 30, 2021
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax
Fixed income investments (1)	$(79)	$19	$(60)	$694	$(113)	$581	$615	$(94)	$521
Public equity:
Realized gains (losses) on sales	45	(9)	36	—	—	—	45	(9)	36
Mark-to-market	105	(23)	82	—	—	—	105	(23)	82
Private equity:
Realized gains (losses) on sales	—	—	—	—	—	—	—	—	—
Mark-to-market	736	(24)	712	—	—	—	736	(24)	712

Total investment portfolio	807	(37)	770	694	(113)	581	1,501	(150)	1,351
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	(72)	—	(72)	—	—	—	(72)	—	(72)
Foreign exchange	(97)	22	(75)	308	(18)	290	211	4	215
Partially-owned entities (3)	36	(1)	35	—	—	—	36	(1)	35
Other	—	—	—	(9)	2	(7)	(9)	2	(7)

Net gains (losses)	$674	$(16)	$658	$993	$(129)	$864	$1,667	$(145)	$1,522

(1)

The quarter includes pre-tax realized losses on fixed income derivatives of $91 million, a net reduction of the valuation allowance of expected credit losses of $10 million, and impairments of $1 million for fixed maturities.

(2)	The quarter includes $64 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

	Three months ended June 30, 2020
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax
Fixed income investments (4)	$(19)	$—	$(19)	$3,281	$(524)	$2,757	$3,262	$(524)	$2,738
Public equity (4):
Realized gains (losses) on sales	187	(39)	148	—	—	—	187	(39)	148
Mark-to-market	(39)	11	(28)	—	—	—	(39)	11	(28)
Private equity:
Realized gains (losses) on sales	—	—	—	—	—	—	—	—	—
Mark-to-market	(200)	11	(189)	—	—	—	(200)	11	(189)

Total investment portfolio	(71)	(17)	(88)	3,281	(524)	2,757	3,210	(541)	2,669
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (5)	110	—	110	—	—	—	110	—	110
Foreign exchange	(61)	20	(41)	445	6	451	384	26	410
Partially-owned entities (6)	(7)	—	(7)	—	—	—	(7)	—	(7)
Other	(40)	8	(32)	(22)	5	(17)	(62)	13	(49)

Net gains (losses)	$(69)	$11	$(58)	$3,704	$(513)	$3,191	$3,635	$(502)	$3,133

(4)

The quarter includes pre-tax realized gains on fixed income derivatives of $14 million, realized gains related to the adoption of new accounting guidance that required the acceleration of certain mark-to-market losses on fixed maturities, previously classified as unrealized gains, as realized gains of $104 million, and impairment of $31 million for fixed maturities written to market entering default and our intent to sell certain securities during the quarter.

(5)	The quarter includes $103 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(6)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses)	Page 24

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Six months ended June 30, 2021
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax
Fixed income investments (1)	$54	$(5)	$49	$(1,623)	$292	$(1,331)	$(1,569)	$287	$(1,282)
Public equity:
Realized gains (losses) on sales	90	(16)	74	—	—	—	90	(16)	74
Mark-to-market	427	(91)	336	—	—	—	427	(91)	336
Private equity:
Realized gains (losses) on sales	—	—	—	—	—	—	—	—	—
Mark-to-market	1,174	(38)	1,136	—	—	—	1,174	(38)	1,136

Total investment portfolio	1,745	(150)	1,595	(1,623)	292	(1,331)	122	142	264
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	203	—	203	—	—	—	203	—	203
Foreign exchange	(21)	4	(17)	330	(16)	314	309	(12)	297
Partially-owned entities (3)	55	(3)	52	—	—	—	55	(3)	52
Other	(1)	—	(1)	(37)	7	(30)	(38)	7	(31)

Net gains (losses)	$1,981	$(149)	$1,832	$(1,330)	$283	$(1,047)	$651	$134	$785

(1)

Year to date includes pre-tax realized gains on fixed income derivatives of $18 million, a net reduction of the valuation allowance of expected credit losses of $16 million, and impairments of $1 million for fixed maturities.

(2)	Year to date includes $108 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

	Six months ended June 30, 2020
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax
Fixed income investments (4)	$(365)	$40	$(325)	$1,121	$(240)	$881	$756	$(200)	$556
Public equity (4):
Realized gains (losses) on sales	205	(42)	163	—	—	—	205	(42)	163
Mark-to-market	(44)	3	(41)	—	—	—	(44)	3	(41)
Private equity:
Realized gains (losses) on sales	—	—	—	—	—	—	—	—	—
Mark-to-market	(207)	2	(205)	—	—	—	(207)	2	(205)

Total investment portfolio	(411)	3	(408)	1,121	(240)	881	710	(237)	473
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (5)	(450)	—	(450)	—	—	—	(450)	—	(450)
Foreign exchange	(129)	17	(112)	(414)	40	(374)	(543)	57	(486)
Partially-owned entities (6)	(2)	—	(2)	—	—	—	(2)	—	(2)
Other	(40)	8	(32)	(36)	8	(28)	(76)	16	(60)

Net gains (losses)	$(1,032)	$28	$(1,004)	$671	$(192)	$479	$(361)	$(164)	$(525)

(4)

Year to date includes pre-tax realized gains on equity derivatives of $42 million, realized losses on fixed income derivatives of $13 million, realized losses related to the adoption of new accounting guidance that required the acceleration of certain mark-to-market losses on fixed maturities, previously classified as unrealized losses, as realized losses of $46 million, and impairments of $152 million related to certain securities the company intended to sell and securities written to market entering default.

(5)	Year to date includes $22 million of gains on applicable hedges. These gains are both pre-tax and after-tax.
(6)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses) 2	Page 25

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

	June 30	March 31	December 31	December 31
	2021	2021	2020	2019
Financial Debt:
Total short-term debt	$—	$—	$—	$1,299
Total long-term debt	14,954	14,879	14,948	13,559

Total financial debt	$14,954	$14,879	$14,948	$14,858

Hybrid debt:
Total trust preferred securities	308	308	308	308

Total	$15,262	$15,187	$15,256	$15,166

Capitalization:
Shareholders’ equity	$60,062	$59,076	$59,441	$55,331
Hybrid debt	308	308	308	308
Financial debt	14,954	14,879	14,948	14,858

Total capitalization	$75,324	$74,263	$74,697	$70,497

Leverage ratios (based on total capital):
Hybrid debt	0.4%	0.4%	0.4%	0.4%
Financial debt	19.9%	20.0%	20.0%	21.1%

Total hybrid & financial debt	20.3%	20.4%	20.4%	21.5%

Note: As of June 30, 2021, there was $1.4 billion usage of credit facilities on total capacity of $3.7 billion.

Debt and Capital	Page 26

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended June 30		Six months ended June 30
	2021	2020	2021	2020
Numerator
Core operating income (loss) to common shares	$1,621	$(254)	$2,763	$966
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	(17)	(24)	(38)	(51)
Tax benefit on amortization adjustment	3	5	8	10
Adjusted net realized gains (losses), pre-tax	674	(69)	1,981	(1,032)
Tax (expense) benefit on adjusted net realized gains (losses)	(16)	11	(149)	28

Net income (loss)	$2,265	$(331)	$4,565	$(79)

Rollforward of Common Shares Outstanding
Shares - beginning of period	449,676,959	451,367,782	450,732,625	451,971,567
Repurchase of shares	(11,355,400)	—	(14,465,400)	(2,266,150)
Shares issued (cancelled), excluding option exercises	63,905	(64,658)	1,071,010	1,027,562
Issued for option exercises	331,749	56,899	1,378,978	627,044

Shares - end of period	438,717,213	451,360,023	438,717,213	451,360,023

Denominator
Weighted average shares outstanding (1)	445,094,678	451,402,807	447,802,079	451,635,733
Effect of other dilutive securities (2)	2,857,242	—	2,900,440	—

Adj. wtd. avg. shares outstanding and assumed conversions	447,951,920	451,402,807	450,702,519	451,635,733

Basic earnings per share
Core operating income (loss)	$3.64	$(0.56)	$6.17	$2.14
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.03)	(0.04)	(0.07)	(0.09)
Adjusted net realized gains (losses), net of tax	1.48	(0.13)	4.10	(2.22)

Net income (loss)	$5.09	$(0.73)	$10.20	$(0.17)

Diluted earnings per share
Core operating income (loss) (2)	$3.62	$(0.56)	$6.13	$2.13
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.03)	(0.04)	(0.07)	(0.09)
Adjusted net realized gains (losses), net of tax	1.47	(0.13)	4.07	(2.22)
Use of weighted-average dilutive shares	—	—	—	0.01

Net income (loss) (2)	$5.06	$(0.73)	$10.13	$(0.17)

(1)

Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

(2)

In periods where core operating loss and net loss are recognized, inclusion of incremental dilution is anti-dilutive and therefore basic shares are used in the calculation of per share earnings. For the three and six months ended June 30, 2020, the effect of dilutive securities was 1,395,951 shares and 2,044,144 shares, respectively. Weighted-average shares outstanding used to calculate earnings per share for the 2021 periods and core operating income per share for the six months ended June 30, 2020 include the effect of dilutive securities.

Earnings per share	Page 27

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

	June 30	March 31	December 31	June 30
	2021	2021	2020	2020
Shareholders’ equity	$60,062	$59,076	$59,441	$54,760
Less: goodwill and other intangible assets, net of tax	19,930	19,881	19,916	19,783

Numerator for tangible book value per share	$40,132	$39,195	$39,525	$34,977

Book value - % change over prior quarter	1.7%	-0.6%	5.4%	4.9%
Tangible book value - % change over prior quarter	2.4%	-0.8%	8.0%	7.2%

Denominator	438,717,213	449,676,959	450,732,625	451,360,023

Book value per common share	$136.90	$131.37	$131.88	$121.32
Tangible book value per common share	$91.48	$87.16	$87.69	$77.49

Reconciliation of Book Value

Shareholders’ equity, beginning of quarter	$59,076	$59,441	$56,413	$52,188
Core operating income (loss)	1,621	1,142	1,440	(254)
Amortization of fair value adjustment of acquired invested assets and long-term debt	(14)	(16)	(18)	(19)
Adjusted net realized gains (losses) (1)	658	1,174	996	(58)
Net unrealized gains (losses) on investments	581	(1,912)	706	2,757
Repurchase of shares	(1,921)	(519)	(190)	—
Dividend declared on common shares	(352)	(352)	(352)	(353)
Cumulative translation gains (losses)	290	24	443	451
Postretirement benefit liability	(7)	(23)	(136)	(17)
Other (2)	130	117	139	65

	$60,062	$59,076	$59,441	$54,760

(1)	Includes net realized gains (losses) related to unconsolidated entities.
(2)	Other primarily includes proceeds from exercise of stock options and stock compensation, offset by the value of any share cancellations for restricted stock vesting taxes.

Reconciliation Book Value	Page 28

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

Throughout this document there are various measures presented on a constant-dollar basis (i.e., excludes the impact of foreign exchange). We believe it is useful to evaluate the trends in our results exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

P&C underwriting income (loss) excludes the Life Insurance segment and is calculated by subtracting adjusted losses and loss expenses, adjusted policy benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting income (loss) and operating ratios to monitor the results of our operations without the impact of certain factors, including net investment income, other income (expense), interest expense, amortization expense of purchased intangibles, income tax expense and adjusted net realized gains (losses).

P&C CAY underwriting income excluding catastrophe losses (Cats) is P&C underwriting income (loss) adjusted to exclude P&C Cats and prior period development (PPD). We believe it is useful to exclude Cats, as they are not predictable as to timing and amount, and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. We believe the use of these measures enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

Adjusted losses and loss expenses include realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing impacts underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations, and therefore realized gains (losses) from these derivatives are reclassified to adjusted losses and loss expenses.

Adjusted policy benefits includes gains and losses from fair value changes in separate account assets, as well as the offsetting movement in separate account liabilities, for purposes of reporting Life Insurance underwriting income. The gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other (income) expense. We view gains and losses from fair value changes in both separate account assets and liabilities as part of the results of our underwriting operations, and therefore these gains and losses are reclassified to adjusted policy benefits.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets from the acquisition of The Chubb Corporation (Chubb Corp) and including investment income from partially-owned investment companies (private equity partnerships) where our ownership interest is in excess of three percent that are accounted for under the equity method. The mark-to-market movement on these private equity partnerships are included in adjusted net realized gains (losses) as described below. We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.

Adjusted net realized gains (losses), net of tax, includes net realized gains (losses) and net realized gains (losses) recorded in other income (expense) related to unconsolidated subsidiaries, and excludes realized gains and losses on crop derivatives.

Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment on acquired long-term debt, related to the Chubb Corp acquisition due to the size and complexity of this acquisition.

Other income (expense) - operating excludes from consolidated Other income (expense) the portion of net realized gains and losses related to unconsolidated entities, other income (expense) from private equity partnerships, and gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP. Net realized gains (losses) related to unconsolidated entities is excluded from core operating income (loss) in order to enhance the understanding of our results of underwriting operations as they are heavily influenced by, and fluctuate in part according to, market conditions. Other income (expense) from private equity partnerships and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a GAAP basis.

P&C combined ratio excludes the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio include adjusted losses and loss expenses in the ratio numerator. P&C expense ratio and P&C combined ratio include policy acquisition costs and administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on pages 32-35.

CAY P&C combined ratio excluding catastrophe losses excludes Cats and PPD from the P&C combined ratio. We exclude Cats as they are not predictable as to timing and amount and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. The combined ratio numerator is adjusted to exclude Cats, net premiums earned adjustments on PPD, prior period expense adjustments and reinstatement premiums on PPD, and the denominator is adjusted to exclude net premiums earned adjustments on PPD and reinstatement premiums on Cats and PPD. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net premiums earned when calculating the ratios. We believe this measure provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our P&C business that may be obscured by these items. This measure is commonly reported among our peer companies and allows for a better comparison.

Expense ratio excluding accident and health (A&H) excludes the impact of our A&H business from our expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life Insurance and North America Agricultural Insurance segments. The agriculture insurance business is a different business in that it is a public sector and private sector partnership in which insurance rates, premium growth, and risk-sharing is not market-driven like the remainder of the company’s P&C insurance business. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Core operating income (loss), net of tax, excludes from net income, the after-tax impact of adjusted net realized gains (losses) and the amortization of fair value adjustment of acquired invested assets and long-term debt related to the Chubb Corp acquisition. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) because the amount of these gains (losses) are heavily influenced by, and fluctuate in part according to the availability of market opportunities. We exclude the amortization of the fair value adjustments related to purchased invested assets and long-term debt due to the size and complexity of this acquisition. References to core operating income measures mean net of tax, whether or not noted.

Core operating effective tax rate is income tax expense (benefit) excluding tax expense (benefit) on adjusted net realized gains (losses) and tax benefit on amortization of fair value of acquired invested assets and debt, divided by income excluding adjusted net realized gains (losses) before tax and amortization of fair value of acquired invested assets and debt before tax. We believe the use of this measure is meaningful to show the tax on the underlying performance of our insurance business, by excluding the tax on adjusted net realized gains (losses), the tax on amortization of the fair value adjustments related to purchased invested assets and long-term debt. Refer to the definition of core operating income (loss), net of tax above for more information on these adjustments.

Book value per common share, is shareholders’ equity divided by the shares outstanding. Tangible book value per common share, is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Book value per common share excluding mark-to-market, excludes unrealized investment gains (losses). Tangible book value per common share excluding mark-to-market, excludes goodwill and other intangible assets, net of tax, as well as unrealized investment gains (losses), net of tax. We exclude unrealized investment gains (losses) because the amount of these gains (losses) is heavily influenced by changes in market conditions, including interest rate changes, and we believe that excluding these gains and losses would highlight the underlying growth in book value and tangible book value.

International life insurance net premiums written and deposits collected includes deposits collected on universal life and investment contracts (life deposits). Life deposits are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Reconciliation Non-GAAP	Page 29

Chubb Limited

Non-GAAP Financial Measures - 2

(in millions of U.S. dollars, except per share data and ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Core operating effective tax rate
The following table presents the reconciliation of effective tax rate to the Core operating effective tax rate:
	2Q-21	1Q-21	4Q-20	3Q-20	2Q-20	YTD 2021	YTD 2020	Full Year 2020
Tax expense (benefit), as reported	$317	$338	$334	$142	$(62)	$655	$153	$629
Less: tax benefit on amortization of fair value of acquired invested assets and debt	(3)	(5)	(3)	(4)	(5)	(8)	(10)	(17)
Less: tax expense (benefit) on adjusted net realized gains (losses)	16	133	78	(26)	(11)	149	(28)	24

Tax expense (benefit), adjusted	$304	$210	$259	$172	$(46)	$514	$191	$622

Income (loss) before tax, as reported	$2,582	$2,638	$2,752	$1,336	$(393)	$5,220	$74	$4,162
Less: amortization of fair value of acquired invested assets and debt	(17)	(21)	(21)	(23)	(24)	(38)	(51)	(95)
Less: adjusted realized gains (losses)	(36)	888	568	(142)	31	852	(925)	(499)
Less: realized gains (losses) related to unconsolidated entities	710	419	506	422	(100)	1,129	(107)	821

Core operating income (loss) before tax	$1,925	$1,352	$1,699	$1,079	$(300)	$3,277	$1,157	$3,935

Effective tax rate	12.3%	12.8%	12.1%	10.7%	15.8%	12.5%	206.8%	15.1%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt	0.0%	0.1%	0.0%	0.0%	-0.4%	0.1%	0.1%	0.1%
Adjustment for tax impact of adjusted net realized gains (losses)	3.5%	2.6%	3.1%	5.3%	-0.1%	3.1%	-190.4%	0.6%

Core operating effective tax rate	15.8%	15.5%	15.2%	16.0%	15.3%	15.7%	16.5%	15.8%

Core operating income
The following table presents the reconciliation of Net income (loss) to Core operating income (loss):
	2Q-21	1Q-21	4Q-20	3Q-20	2Q-20	YTD 2021	YTD 2020	Full Year 2020
Net income (loss), as reported	$2,265	$2,300	$2,418	$1,194	$(331)	$4,565	$(79)	$3,533
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	(17)	(21)	(21)	(23)	(24)	(38)	(51)	(95)
Tax benefit on amortization adjustment	3	5	3	4	5	8	10	17
Adjusted realized gains (losses), pre-tax	(36)	888	568	(142)	31	852	(925)	(499)
Net realized gains (losses) related to unconsolidated entities, pre-tax (1)	710	419	506	422	(100)	1,129	(107)	821
Tax (expense) benefit on adjusted net realized gains (losses)	(16)	(133)	(78)	26	11	(149)	28	(24)

Core operating income (loss)	$1,621	$1,142	$1,440	$907	$(254)	$2,763	$966	$3,313

Catastrophe losses - after-tax	$226	$570	$271	$797	$1,510	$796	$1,709	$2,777
Unfavorable (favorable) prior period development (PPD) - after-tax	$(224)	$(156)	$(189)	$(126)	$52	$(380)	$(42)	$(357)

Core operating income (loss) per share	$3.62	$2.52	$3.18	$2.00	$(0.56)	$6.13	$2.13	$7.31
Impact of Cats on Core operating income per share - Unfavorable	$(0.50)	$(1.26)	$(0.60)	$(1.76)	$(3.35)	$(1.77)	$(3.77)	$(6.12)
Impact of PPD on Core operating income per share - Favorable (unfavorable)	$0.50	$0.35	$0.42	$0.28	$(0.11)	$0.85	$0.10	$0.79
Impact of Cats and PPD on Core operating income per share - Unfavorable	$—	$(0.91)	$(0.18)	$(1.48)	$(3.46)	$(0.92)	$(3.67)	$(5.33)

(1)   Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

P&C Underwriting income and P&C CAY underwriting income ex Cats
The following table presents the reconciliation of Net income (loss) to P&C CAY underwriting income ex Cats:
	2Q-21	1Q-21	4Q-20	3Q-20	2Q-20	YTD 2021	YTD 2020	Full Year 2020
Net income (loss), as reported	$2,265	$2,300	$2,418	$1,194	$(331)	$4,565	$(79)	$3,533
Less: Income tax (expense) benefit	(317)	(338)	(334)	(142)	62	(655)	(153)	(629)
Amortization expense of purchased intangibles	(73)	(72)	(73)	(72)	(72)	(145)	(145)	(290)
Other income (expense)	777	490	622	485	(58)	1,267	(113)	994
Interest expense	(122)	(122)	(126)	(130)	(128)	(244)	(260)	(516)
Net investment income	884	863	847	840	827	1,747	1,688	3,375
Net realized gains (losses)	(33)	887	571	(141)	30	854	(928)	(498)
Life Insurance underlying loss (1)	(39)	(31)	(55)	(37)	(64)	(70)	(20)	(112)
Add: Realized gains (losses) on crop derivatives	3	(1)	3	1	(1)	2	(3)	1

P&C underwriting income (loss)	$1,191	$622	$969	$392	$(929)	$1,813	$(151)	$1,210
Add: Catastrophe losses (including reinstatement premiums) - pre-tax	280	700	296	925	1,801	980	2,038	3,259
Unfavorable (favorable) prior period development (PPD) - pre-tax	(268)	(192)	(206)	(146)	75	(460)	(43)	(395)

P&C CAY underwriting income ex Cats	$1,203	$1,130	$1,059	$1,171	$947	$2,333	$1,844	$4,074

(1)

Life Insurance underlying loss is calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs and administrative expenses from net premiums earned related to the Life Insurance segment.

Reconciliation Non-GAAP 2	Page 30

Chubb Limited

Non-GAAP Financial Measures - 3

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Core operating ROE

Core operating return on equity (ROE) and Core operating return on tangible equity (ROTE) are annualized non-GAAP financial measures. The numerator includes core operating income (loss), net of tax. The denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. For the ROTE calculation, the denominator is also adjusted to exclude goodwill and other intangible assets, net of tax. These measures enhance the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity and tangible equity excluding the effect of unrealized gains and losses on our investments.

			YTD	YTD	Full Year
	2Q-21	2Q-20	2021	2020	2020
Net income (loss)	$2,265	$(331)	$4,565	$(79)	$3,533
Core operating income (loss)	$1,621	$(254)	$2,763	$966	$3,313

Equity - beginning of period, as reported	$59,076	$52,188	$59,441	$55,259	$55,259
Less: unrealized gains (losses) on investments, net of deferred tax	2,761	667	4,673	2,543	2,543

Equity - beginning of period, as adjusted	$56,315	$51,521	$54,768	$52,716	$52,716

Less: goodwill and other intangible assets, net of tax	$19,881	$19,569	$19,916	$20,012	$20,012

Equity - beginning of period, as adjusted ex goodwill and other intangible assets	$36,434	$31,952	$34,852	$32,704	$32,704

Equity - end of period, as reported	$60,062	$54,760	$60,062	$54,760	$59,441
Less: unrealized gains (losses) on investments, net of deferred tax	3,342	3,424	3,342	3,424	4,673

Equity - end of period, as adjusted	$56,720	$51,336	$56,720	$51,336	$54,768

Less: goodwill and other intangible assets, net of tax	19,929	19,783	19,929	19,783	19,916

Equity - end of period, as adjusted ex goodwill and other intangible assets	$36,791	$31,553	$36,791	$31,553	$34,852

Weighted average equity, as reported	$59,569	$53,474	$59,752	$55,010	$57,350
Weighted average equity, as adjusted	$56,518	$51,429	$55,744	$52,026	$53,742
Weighted average equity, as adjusted ex goodwill and other intangible assets	$36,613	$31,753	$35,822	$32,129	$33,778

ROE	15.2%	-2.5%	15.3%	-0.3%	6.2%
Core operating ROE	11.5%	-2.0%	9.9%	3.7%	6.2%
Core operating ROTE	17.7%	-3.2%	15.4%	6.0%	9.8%

Private equities realized gains (losses), after-tax (1)	$712	$(189)	$1,136	$(205)	$690
Impact of Private equities if included in Core operating ROE - Favorable (unfavorable) (1)	5.0 pts	-1.5 pts	4.1 pts	-0.8 pt	1.3 pts

Reconciliation of Book Value and Tangible Book Value per Share, excluding mark-to-market

	June 30 2021	March 31 2021	December 31 2020	QTD % Change	YTD % Change
Book value	$60,062	$59,076	$59,441
Less: unrealized gains (losses) on investments, net of deferred tax	3,342	2,761	4,673

Book value excluding mark-to-market	56,720	56,315	54,768
Less: goodwill and other intangible assets, net of tax	19,929	19,881	19,916

Tangible book value excluding mark-to-market	$36,791	$36,434	$34,852

Denominator	438,717,213	449,676,959	450,732,625

Book value per share excluding mark-to-market	$129.29	$125.23	$121.51	3.2%	6.4%
Tangible book value per share excluding mark-to-market	$83.86	$81.02	$77.32	3.5%	8.5%

(1)	We record the change in the fair value mark and gains (losses) on sales of private equity funds as realized gains (losses) instead of investment income.

Reconciliation Non-GAAP 3	Page 31

Chubb Limited

Non-GAAP Financial Measures - 4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio

The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

The following tables present the calculation of combined ratio, as reported, for each segment to P&C combined ratio, adjusted for catastrophe losses (Cats) and prior period development (PPD).

		North	North	North
		America	America	America	Overseas
		Commercial P&C	Personal P&C	Agricultural	General	Global		Total
Q2 2021		Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$2,426	$676	$334	$1,186	$110	$89	$4,821
Realized (gains) losses on crop derivatives		—	—	(3)	—	—	—	(3)

Adjusted losses and loss expenses	A	$2,426	$676	$331	$1,186	$110	$89	$4,818

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(165)	(61)	(4)	(40)	(10)	—	(280)
Reinstatement premiums collected (expensed) on catastrophe losses		—	7	—	—	1	—	8

Catastrophe losses, gross of related adjustments		(165)	(68)	(4)	(40)	(11)	—	(288)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		156	44	—	156	—	(88)	268
Net premiums earned adjustments on PPD - unfavorable (favorable)		11	—	—	—	—	—	11
PPD reinstatement premiums - unfavorable (favorable)		6	1	—	7	(2)	—	12

PPD, gross of related adjustments - favorable (unfavorable)		173	45	—	163	(2)	(88)	291

CAY loss and loss expense ex Cats	B	$2,434	$653	$327	$1,309	$97	$1	$4,821

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$734	$312	$30	$978	$57	$88	$2,199
Expense adjustments - favorable (unfavorable)		—	—	—	—	—	—	—

Policy acquisition costs and administrative expenses, adjusted	D	$734	$312	$30	$978	$57	$88	$2,199

Denominator
Net premiums earned	E	$3,803	$1,224	$410	$2,579	$192		$8,208
Reinstatement premiums (collected) expensed on catastrophe losses		—	(7)	—	—	(1)		(8)
Net premiums earned adjustments on PPD - unfavorable (favorable)		11	—	—	—	—		11
PPD reinstatement premiums - unfavorable (favorable)		6	1	—	7	(2)		12

Net premiums earned excluding adjustments	F	$3,820	$1,218	$410	$2,586	$189		$8,223

P&C combined ratio
Loss and loss expense ratio	A/E	63.8%	55.2%	80.7%	46.0%	56.8%		58.7%
Policy acquisition cost and administrative expense ratio	C/E	19.3%	25.5%	7.4%	37.9%	29.8%		26.8%

P&C combined ratio		83.1%	80.7%	88.1%	83.9%	86.6%		85.5%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	63.7%	53.6%	79.7%	50.6%	50.9%		58.6%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	19.2%	25.6%	7.4%	37.8%	30.3%		26.8%

CAY P&C combined ratio ex Cats		82.9%	79.2%	87.1%	88.4%	81.2%		85.4%

Combined ratio
Combined ratio								85.5%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								85.5%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 4	Page 32

Chubb Limited

Non-GAAP Financial Measures - 5

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

		North	North	North
		America	America	America	Overseas
		Commercial P&C	Personal P&C	Agricultural	General	Global		Total
YTD 2021		Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$4,986	$1,495	$418	$2,449	$230	$98	$9,676
Realized (gains) losses on crop derivatives		—	—	(2)	—	—	—	(2)

Adjusted losses and loss expenses	A	$4,986	$1,495	$416	$2,449	$230	$98	$9,674

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(527)	(301)	(12)	(90)	(50)	—	(980)
Reinstatement premiums collected (expensed) on catastrophe losses		—	(16)	—	—	6	—	(10)

Catastrophe losses, gross of related adjustments		(527)	(285)	(12)	(90)	(56)	—	(970)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		283	84	2	181	7	(97)	460
Net premiums earned adjustments on PPD - unfavorable (favorable)		11	—	(2)	—	—	—	9
Expense adjustments - unfavorable (favorable)		3	—	—	—	—	—	3
PPD reinstatement premiums - unfavorable (favorable)		6	1	—	7	1	—	15

PPD, gross of related adjustments - favorable (unfavorable)		303	85	—	188	8	(97)	487

CAY loss and loss expense ex Cats	B	$4,762	$1,295	$404	$2,547	$182	$1	$9,191

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$1,502	$619	$45	$1,912	$110	$159	$4,347
Expense adjustments - favorable (unfavorable)		(3)	—	—	—	—	—	(3)

Policy acquisition costs and administrative expenses, adjusted	D	$1,499	$619	$45	$1,912	$110	$159	$4,344

Denominator
Net premiums earned	E	$7,477	$2,408	$520	$5,057	$372		$15,834
Reinstatement premiums (collected) expensed on catastrophe losses		—	16	—	—	(6)		10
Net premiums earned adjustments on PPD - unfavorable (favorable)		11	—	(2)	—	—		9
PPD reinstatement premiums - unfavorable (favorable)		6	1	—	7	1		15

Net premiums earned excluding adjustments	F	$7,494	$2,425	$518	$5,064	$367		$15,868

P&C combined ratio
Loss and loss expense ratio	A/E	66.7%	62.1%	80.0%	48.4%	61.7%		61.1%
Policy acquisition cost and administrative expense ratio	C/E	20.1%	25.7%	8.7%	37.8%	29.6%		27.5%

P&C combined ratio		86.8%	87.8%	88.7%	86.2%	91.3%		88.6%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	63.6%	53.4%	77.9%	50.3%	49.6%		57.9%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.0%	25.5%	8.7%	37.8%	30.0%		27.4%

CAY P&C combined ratio ex Cats		83.6%	78.9%	86.6%	88.1%	79.6%		85.3%

Combined ratio
Combined ratio								88.6%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								88.6%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 5	Page 33

Chubb Limited

Non-GAAP Financial Measures - 6

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

		North	North	North
		America	America	America	Overseas
		Commercial P&C	Personal P&C	Agricultural	General	Global		Total
Q2 2020		Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$3,498	$762	$312	$1,485	$73	$276	$6,406
Realized (gains) losses on crop derivatives		—	—	1	—	—	—	1

Adjusted losses and loss expenses	A	$3,498	$762	$313	$1,485	$73	$276	$6,407

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(1,273)	(110)	(6)	(399)	(13)	—	(1,801)
Reinstatement premiums collected (expensed) on catastrophe losses		(3)	(1)	—	(16)	—	—	(20)

Catastrophe losses, gross of related adjustments		(1,270)	(109)	(6)	(383)	(13)	—	(1,781)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		146	1	—	36	16	(274)	(75)
Net premiums earned adjustments on PPD - unfavorable (favorable)		4	—	—	—	—	—	4
Expense adjustments - unfavorable (favorable)		1	—	—	—	—	—	1
PPD reinstatement premiums - unfavorable (favorable)		—	—	—	—	(1)	—	(1)

PPD, gross of related adjustments - favorable (unfavorable)		151	1	—	36	15	(274)	(71)

CAY loss and loss expense ex Cats	B	$2,379	$654	$307	$1,138	$75	$2	$4,555

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$720	$297	$32	$865	$51	$77	$2,042
Expense adjustments - favorable (unfavorable)		(1)	—	—	—	—	—	(1)

Policy acquisition costs and administrative expenses, adjusted	D	$719	$297	$32	$865	$51	$77	$2,041

Denominator
Net premiums earned	E	$3,595	$1,192	$376	$2,194	$163		$7,520
Reinstatement premiums (collected) expensed on catastrophe losses		3	1	—	16	—		20
Net premiums earned adjustments on PPD - unfavorable (favorable)		4	—	—	—	—		4
PPD reinstatement premiums - unfavorable (favorable)		—	—	—	—	(1)		(1)

Net premiums earned excluding adjustments	F	$3,602	$1,193	$376	$2,210	$162		$7,543

P&C combined ratio
Loss and loss expense ratio	A/E	97.3%	63.8%	83.1%	67.7%	45.5%		85.2%
Policy acquisition cost and administrative expense ratio	C/E	20.0%	25.0%	8.7%	39.4%	31.1%		27.1%

P&C combined ratio		117.3%	88.8%	91.8%	107.1%	76.6%		112.3%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	66.1%	54.7%	81.5%	51.6%	46.8%		60.4%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	19.9%	24.9%	8.7%	39.1%	31.4%		27.0%

CAY P&C combined ratio ex Cats		86.0%	79.6%	90.2%	90.7%	78.2%		87.4%

Combined ratio
Combined ratio								112.3%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								112.3%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 6	Page 34

Chubb Limited

Non-GAAP Financial Measures - 7

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

		North	North	North
		America	America	America	Overseas
		Commercial P&C	Personal P&C	Agricultural	General	Global		Total
YTD 2020		Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$5,679	$1,445	$375	$2,743	$160	$287	$10,689
Realized (gains) losses on crop derivatives		—	—	3	—	—	—	3

Adjusted losses and loss expenses	A	$5,679	$1,445	$378	$2,743	$160	$287	$10,692

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(1,391)	(131)	(14)	(489)	(13)	—	(2,038)
Reinstatement premiums collected (expensed) on catastrophe losses		(3)	(1)	—	(16)	—	—	(20)

Catastrophe losses, gross of related adjustments		(1,388)	(130)	(14)	(473)	(13)	—	(2,018)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		251	—	14	40	23	(285)	43
Net premiums earned adjustments on PPD - unfavorable (favorable)		4	—	3	—	—	—	7
PPD reinstatement premiums - unfavorable (favorable)		—	—	—	—	(1)	—	(1)

PPD, gross of related adjustments - favorable (unfavorable)		255	—	17	40	22	(285)	49

CAY loss and loss expense ex Cats	B	$4,546	$1,315	$381	$2,310	$169	$2	$8,723

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$1,471	$610	$47	$1,765	$106	$143	$4,142
Expense adjustments - favorable (unfavorable)		—	—	—	—	—	—	—

Policy acquisition costs and administrative expenses, adjusted	D	$1,471	$610	$47	$1,765	$106	$143	$4,142

Denominator
Net premiums earned	E	$6,971	$2,392	$470	$4,501	$349		$14,683
Reinstatement premiums (collected) expensed on catastrophe losses		3	1	—	16	—		20
Net premiums earned adjustments on PPD - unfavorable (favorable)		4	—	3	—	—		7
PPD reinstatement premiums - unfavorable (favorable)		—	—	—	—	(1)		(1)

Net premiums earned excluding adjustments	F	$6,978	$2,393	$473	$4,517	$348		$14,709

P&C combined ratio
Loss and loss expense ratio	A/E	81.5%	60.4%	80.4%	61.0%	46.0%		72.8%
Policy acquisition cost and administrative expense ratio	C/E	21.1%	25.5%	10.0%	39.2%	30.3%		28.2%

P&C combined ratio		102.6%	85.9%	90.4%	100.2%	76.3%		101.0%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	65.2%	54.9%	80.4%	51.2%	48.7%		59.3%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	21.0%	25.5%	10.0%	39.0%	30.5%		28.2%

CAY P&C combined ratio ex Cats		86.2%	80.4%	90.4%	90.2%	79.2%		87.5%

Combined ratio
Combined ratio								101.0%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								101.0%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 7	Page 35

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

P&C combined ratio: The sum of the loss and loss expense ratio, policy acquisition cost ratio and the administrative expense ratio excluding the life business and including the realized gains and losses on the crop derivatives.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Adjusted net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Total capitalization: The sum of the short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

Catastrophe losses (Cats): We generally define catastrophe loss events consistent with the definition of the Property Claims Service (PCS) for events in the U.S. and Canada. PCS defines a catastrophe as an event that causes damage of $25 million or more in insured losses and affects a significant number of insureds, including from pandemics such as COVID-19. For events outside of the U.S. and Canada, we generally use a similar definition. Catastrophe loss events are events that occurred in the current calendar year only. Changes in catastrophe loss estimates in the current calendar year that relate to loss events that occurred in previous calendar years are considered prior period development.

Prior period development (PPD) arises from changes to loss estimates recognized in the current year that relate to loss events that occurred in previous calendar years and excludes the effect of losses from the development of earned premium from previous accident years.

Reinstatement premiums are additional premiums paid on certain reinsurance agreements in order to reinstate coverage that had been exhausted by loss occurrences. The reinstatement premium amount is typically a pro rata portion of the original ceded premium paid based on how much of the reinsurance limit had been exhausted.

Net premiums earned adjustments within prior period development are adjustments to the initial premium earned on retrospectively rated policies based on actual claim experience that develops after the policy period ends. The premium adjustments correlate to the prior period loss development on these same policies and are fully earned in the period the adjustments are recorded.

Prior period expense adjustments typically relate to either profit commission reserves or policyholder dividend reserves based on actual claim experience that develops after the policy period ends. The expense adjustments correlate to the prior period loss development on these same policies.

Segment income (loss) includes underwriting income (loss), adjusted net investment income, other income (expense) – operating, and amortization expense of purchased intangibles.

Commercial P&C lines includes Commercial P&C, Agriculture and Reinsurance lines of business.

Consumer P&C lines includes Personal and Global accident and health (A&H) lines of business.

NM: Not meaningful.

Glossary	Page 36